Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE ANY OF THE SECURITIES REFERRED TO HEREIN.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into by and between the party signing the Signature Page attached hereto (the “Investor”) and Blackwater Midstream Corp., a Nevada corporation (the “Corporation” or the “Company”). The Corporation is offering up to $1,650,000.00 of convertible debt, which may be converted into Company common stock (‘Share” or “Shares”) at the option of the Investor at a conversion price of $0.50 per share (the “Convertible Debt”). The Investor subscribes for and agrees to purchase the following:

Name of Investor:
Convertible Debt Subscribed For:
Address of Investor:

The amount of cash or good funds as tender of the purchase price for the Convertible Debt is enclosed (in the case of a check, the check should be payable to the order of “Blackwater Midstream Corp.”) or will be sent via wire transfer to the Corporation’s account.

INVESTOR RIGHTS

Conditions of the Convertible Debt:

Maturity Date	March 31st, 2012
Interest	10% per annum, to be paid quarterly
Principal	To be repaid upon Maturity Date
Conversion Price:	$ 0.50 per share into common stock
Conversion Period	Any time prior to Maturity Date upon the option of the investor
Transfer Restrictions:
Converted shares of common stock are “restricted securities” and may only be transferred pursuant to registration, qualification, or exemption under United States federal and applicable state securities laws.

Closing Date	March 31st, 2010

The Corporation will make quarterly interest payments, beginning 3 months after the Closing Date on June 30, 2010.  The Investor has the right to convert all or part of the remaining Convertible Debt into shares of the Corporation’s common stock at $0.50 (fifty cents) prior to the Maturity Date. Upon the Maturity Date, 2 years from Closing Date, the Corporation will repay the principal to the Investor.

If and when an Investor decides to convert their Convertible Debt into Shares of the Corporation’s common stock, the Investor shall send a written request to the Corporation indicating the amount of Convertible Debt to be converted. The Corporation will respond within 10 working days after having received this request and initiate the conversion. Per request date, interest will be recalculated per remaining principal, if any.

COST OF OFFERING

The Company has engaged Falcon Capital to assist with the Convertible Debt offering. Falcon Capital will receive a cash commission of 10% on capital raised through its own clientele, and a cash commission of 5% on capital raised through clientele of the Company, approached by Falcon. In addition, Falcon Capital will receive 10% in shares of the Company’s common stock, at the stock’s price on the closing day of the capital raise, on capital raised thru its own clientele and 5% in shares of the Company’s common stock at the stock’s price on the closing day of the capital raise, on capital raised through clientele of the Company, approached by Falcon. Falcon Capital will also receive reimbursement of expenses, with a maximum of 2% of capital raised by Falcon.

INVESTOR REPRESENTATIONS

The Investor hereby represents and warrants to, and covenants with, the Corporation as follows, recognizing that the Corporation will rely to a material degree on such representations, warranties and covenants, each of which shall survive any acceptance of this subscription in whole or in part by the Corporation and the issuance and sale of any Shares to the Investor:

1.           Organization and Good Standing. The Investor, if the Investor is a corporation, partnership, trust or other entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power, authority and legal right to execute, deliver and perform its obligations under this Subscription Agreement.

2.           Agreement Duly Authorized. The execution, delivery and performance by the Investor of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered, and, when executed and delivered by the Corporation, this Subscription Agreement will constitute the legal, valid, binding and enforceable obligation of the Investor, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ or other obligees’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3.           Sophistication of Investor. The Investor either (i) has a pre-existing personal or business relationship with the Corporation or its controlling persons, such as would enable a reasonably prudent purchaser to be aware of the character and general business and financial circumstances of the Corporation or its controlling persons, or (ii) by reason of the Investor's business or financial experience, individually or in conjunction with the Investor's unaffiliated professional advisors who are not compensated by the Corporation or any affiliate or selling agent of the Corporation, directly or indirectly, is capable of evaluating the merits and risks of an investment in the Shares, making an informed investment decision and protecting the Investor's own interests in connection with the transactions contemplated hereby.

4.           Statements of Investor True and Accurate. All statements and representations made in Annex I attached hereto (“Nature of Investor; Form of Ownership”), which has been or is being furnished concurrently herewith to the Corporation by the Investor, continue to be and are true, accurate and complete as of the date hereof. The Investor agrees to provide such additional information as reasonably may be required by the Corporation for compliance with the securities laws of the state in which the Investor is located.

5.           Investor Aware of Risks. The Investor has been informed and is aware that a loan to the Company involves a high degree of risk and speculation, and the Investor has read carefully and considered any information provided by the Corporation and its affiliates in their entirety.  The Investor has read and understands the “Risk Factors” attached hereto as Exhibit A.

6.           Investor Relying Upon Own Advisors. The Investor confirms that the Investor has been advised that the Investor should rely on, and that the Investor has consulted and relied on, the Investor’s own accounting, legal and financial advisors with respect to this loan to the Company. The Investor and the Investor’s professional advisor(s), if any, have been afforded an opportunity to meet with the officers and directors of the Corporation and to ask and receive answers to all questions about this offering and the proposed business and affairs of the Corporation and to obtain any additional information that the Corporation possesses or can acquire without unreasonable effort or expense, and the Investor and the Investor’s professional advisor(s) therefore have obtained, in the judgment of the Investor and/or the Investor’s professional advisor(s), sufficient information to evaluate the merits and risks of investment in the Company.

7.           Suitability. The Investor understands and has fully considered for purposes of this investment the risks of this investment and understands that (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing the Investor's entire investment; (ii) the Corporation is a growing a new business and has no significant operating history in such business; (iii) the purchase of the Convertible Debt is a speculative investment which involves a high degree of risk of loss by the Investor of the Investor's entire investment, and (iv) upon optional conversion there are substantial restrictions on the transferability of, and there will be no public market for, the Company’s shares, and accordingly, it may not be possible for the Investor to liquidate the Investor's investment in the Company’s shares.

8.           Accredited Investor. The Investor is an "Accredited Investor" within the meaning of Rule 501 of Regulation D.

9.           Lack of Liquidity. The Investor is able (i) to bear the economic risk of this investment, and (ii) to afford a complete loss of the Investor's investment; and represents that the Investor has sufficient liquid assets so that the lack of liquidity associated with this investment will not cause any undue financial difficulties or affect the Investor's ability to provide for the Investor's current needs and possible financial contingencies.

10.           Investment Information. At the request of the Investor, the Corporation may provide to the Investor various offering documents related to the Corporation and the terms of the offer and sale of Convertible Debt (the “Offering Documents”).  The Investor acknowledges that such Offering Documents, if any, contain the views of the management of the Corporation, and that the analysis of the market and of the Corporation's strategy contained therein represents a subjective assessment about which reasonable persons could disagree.

11.           Access to Information. The Investor, in making the Investor's decision to purchase the Convertible Debt, has relied solely upon independent investigations made by the Investor and the representations and warranties of the Corporation contained herein and the Investor has been given (i) access to all material books and records of the Corporation; (ii) access to all material contracts and documents relating to this offering; and (iii) an opportunity to ask questions of, and to receive answers from, the appropriate executive officers and other persons acting on behalf of the Corporation concerning the Corporation and the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the Offering Documents. The Investor acknowledges that no valid request to the Corporation by the Investor for information of any kind about the Corporation has been refused or denied by the Corporation or remains unfulfilled as of the date thereof. The Investor has carefully read the Offering Documents, including without limitation this Subscription Agreement. In evaluating the suitability of an investment in the Corporation, the Investor has not relied upon any representations or other information (whether oral or written) other than as set forth in the Offering Documents or as contained in any documents or answers to questions furnished by the Corporation.

12.           No Endorsement by Federal or State Agencies. The Investor understands and acknowledges that no federal or state agency has made any finding or determination as to the fairness or suitability for investment in, or any recommendation or endorsement of, the Corporation or the Convertible Debt.

13.           Investor has Evaluated Risks. Based on the review of the materials and information described above, and relying solely thereon and on the knowledge and experience of the Investor and/or the Investor’s professional advisor(s), if any, in business and financial matters, the Investor has evaluated the merits and risks of investing in the Convertible Debt and has determined that the Investor is both willing and able to undertake the economic risk of this investment.

14.           Convertible Debt Acquired for Personal Account, No View to Distribution. The Investor is acquiring the Convertible Debt for the personal account of the Investor for investment and not with a view to, or for resale in connection with, any distribution thereof or of any interest therein, and no one else has any beneficial ownership or interest in the Convertible Debt being acquired by the Investor, nor is any of the Convertible Debt being acquired by the Investor to be subject to any lien or pledge. The Investor has no present obligation, indebtedness or commitment pending, nor is any circumstance in existence, that will compel the Investor to secure funds by the sale, transfer or other distribution of any of the Convertible Debt or any interest therein.

15.           Restricted Securities. The Investor understands and acknowledges that upon optional Conversion the Company’s shares will be offered pursuant to one or more exemptions from the registration and qualification requirements of the Securities Act of 1933, as amended, and the securities laws of the various states in which the Company’s shares are sold, the availability of which depend (in part) on the truth and completeness of the information provided to the Corporation in Annex I attached hereto and the bona fide nature of the foregoing representations and warranties. With such realization, the Investor hereby authorizes the Corporation to act as the Corporation may see fit in reliance on such information, representations and warranties, including the placement of the following or any substantially similar legend on any stock certificate issued to the Investor in addition to any other legend that may be imposed thereon that, in the opinion of the Corporation’s counsel, may be required by applicable securities laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITES LAWS, RULES AND REGULATIONS. THESE SECURITIES MAY NOT BE PLEDGED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS COVERING THE SECURITIES OR AN OPINION OF QUALIFIED COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

16.           Indemnification. The Investor hereby indemnifies and holds harmless the Corporation and the Corporation’s respective officers, directors, shareholders, employees, attorneys and agents, as the case may be, from and against all damages suffered and liabilities of any kind incurred by any of them (including costs of investigation and defense and attorneys’ fees) arising out of any inaccuracy in the agreements, representations, covenants and warranties made by the Investor in this Subscription Agreement.

17.           Fiduciary Representations. If the Investor is purchasing the Convertible Debt subscribed for hereby in a fiduciary capacity, then all of the foregoing representations, warranties and covenants shall be deemed to have been made on behalf of the person or persons for whom the Investor is so purchasing.

18.           Subscription Irrevocable. The Investor hereby acknowledges and agrees that the Investor is not entitled to cancel, terminate or revoke this subscription or any agreement of the Investor hereunder and that such subscription and agreement shall survive the death or disability of the Investor.

19.           Acceptance or Rejection by Corporation. The Investor understands and acknowledges that this subscription may be accepted or rejected by the Corporation in its sole and absolute discretion. If a subscription is rejected by the Corporation, written notice will be sent to the Investor along with the Subscription Agreement and all funds (without interest or deduction) submitted by the Investor.

NEITHER THE CORPORATION NOR ANY OFFICER, DIRECTOR, SHAREHOLDER, EMPLOYEE, ATTORNEY OR AGENT OF ANY OF THEM SHALL BE LIABLE TO ANY PERSON FOR THE REJECTION, IN WHOLE OR IN PART, OF ANY OFFER TO SUBSCRIBE TO PURCHASE CONVERTIBLE DEBT, NOTWITHSTANDING THAT THE INVESTOR MAY OTHERWISE BE QUALIFIED AS A PROSPECTIVE INVESTOR.

20.           Changes in Status. If, before the sale of any Convertible Debt to the Investor, the Investor’s investment intent as expressed herein materially changes, or if any change occurs that would make either the representations or warranties made by the Investor herein or the information provided by the Investor in any of the forms attached hereto (including Annex I attached hereto) materially untrue or misleading, then the Investor shall immediately so notify the Corporation, and any prior acceptance of the subscription of the Investor shall be voidable at the option of the Corporation in its sole and absolute discretion.

21.           Forward Looking Statements. The Offering Documents to the Investor contain forward-looking statements within the meaning of Section 27A of the Securities Act. Such forward-looking statements are indicated by the use of such words as “intends,” “expects,” “may,” “anticipates,” “estimates,” “desires,” “believes,” “projections” and similar expressions. Actual results may differ from those described by forward-looking statements as a result of many risks and uncertainties.

22.           Material Non-Public Information; No Trading.  The Investor acknowledges and agrees that he or she may have received material non-public information that has been disclosed to the Investor for the purpose of evaluating the Corporation and the Convertible Debt.  The Investor agrees that he or she shall not purchase or sell any securities of the Corporation until such time as all material information provided to the Investor has been made publicly available.

IN WITNESS WHEREOF, the Investor executes and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto to be effective as of the date therein indicated.

INDIVIDUAL INVESTOR

Print Name of Purchaser	Signature of Purchaser

Print Name of Spouse	Signature of Spouse
(if funds are to be invested in joint	(if funds are to be invested in joint
name or are community property)	name or are community property)

$_______________________________
Amount of immediately available funds transferred herewith

Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Loan Note

______________________________________	(_____) _______-____________
Occupation	Tel. No.

___________________________US Social Security or other Tax I.D. No.

Street Address

City State/County Zip Code/Postal Code Country

SUBSCRIPTION ACCEPTED:	BLACKWATER MIDSTREAM CORP.:

Dated: _______________, 2010	By: ___________________________

Its: ___________________________

IN WITNESS WHEREOF, the Investor executes and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto to be effective as of the date therein indicated.

ENTITY INVESTOR

I have checked the appropriate boxes in Annex I (“Nature of Investor; Form of Ownership”) as a qualifying entity and have completed the purchasing entity representation letter.

__________________________
  Print Name of Partnership,
Corporation or Trust

By: ______________________________________	___________________________
Signature of authorized representative	Capacity of authorized representative

$____________________
Amount of immediately available funds transferred herewith

_____________________________
Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Loan Note

(_____) _______-______________
Tel. No.

__________________________________
Tax I.D. No.

Street Address

City                                                                            State/County                                                                                Zip Code/Postal Code                                     Country

SUBSCRIPTION ACCEPTED:	BLACKWATER MIDSTREAM CORP.:

Dated: _______________, 2010	By: __________________________

Its: ______________________________

Annex I. Accredited Investor Form

Each prospective investor in the Convertible Debt of Blackwater Midstream Corp. that is a US resident must meet one or more of the standards enumerated below.  By your signature below, you certify that you are an Accredited Investor as defined by Regulation D of the Act:

If you are not a US resident, indicate by initialing here:________________________________________

(a)           You are a natural person whose individual net worth or joint net worth with your spouse at the time of your purchase of the Securities exceeds $1,000,000.00;

____________________________
(Signature of Investor)

(b)           You are a natural person who had an individual income in excess of $200,000.00 in each of the two most recent years or joint income with your spouse in excess of $300,000.00 in each of those years and you have a reasonable expectation of reaching the same income level in the current year;

____________________________
(Signature of Investor)

(c)           You are a trustee for a trust that is revocable by the grantor at any time (including an IRA) and the grantor qualified under either (a) or (b) above.  A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed;

___________________________
(Signature of Investor)

(d)           You are a trustee of a trust, with total assets in excess of $5,000,000.00, not formed for the specific purpose of acquiring the debt offered whose purchase is directed by a sophisticated person as described in Rule 506 (B)(2)(ii) of the Act;

___________________________
(Signature of Investor)

(e)           You are an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, business trust, or partnership, not formed for the specific purpose of acquiring the debt offered, with total assets in excess of $5,000,000.00;

___________________________
(Signature of Investor)

(f)           You are a director or officer of Blackwater Midstream Corp.; or

___________________________
(Signature of Investor)

(g)           Investor is an employee benefit plan within the meaning of ERISA having total assets in excess of Five Million Dollars ($5,000,000.00).

___________________________
(Signature of Investor)

(h)           Investor is a self-directed employee benefit plan within the meaning of ERISA with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of Regulation D.

__________________________
(Signature of Investor)

(i)           Investor is an entity all the equity owners of which are “accredited investors” within one or more of the above categories, other than Category (e).  If relying upon this category alone, each equity owner must complete a separate copy of this Subscription Agreement.

___________________________
(Signature of Investor)

Additionally, you represent and warrant that (i) if you are an individual or individuals, none of you have been convicted of a felony; or (ii) if you are a corporation, partnership, limited liability company, trust or other entity, none of the beneficial owners thereof have been convicted of a felony.

___________________________
(Signature of Investor)

The Investor is/are (INITIAL AND CHECK ALL APPLICABLE ANSWERS):

INITIAL	CHECK
_____1.	[ ] Individual (one signature required)
_____2.	[ ] Joint Tenants with right of survivorship (both parties must sign)
_____3.	[ ] Tenants in Common (both parties must sign)
_____4.
[  ]           Community Property (one signature required if the Convertible Debt is held in one name, i.e., managing spouse; two signatures required if the Convertible Debt is held in both names or if purchaser is a resident of California)

_____5.	[ ] Corporation (signature of authorized party or parties required)
_____6.	[ ] Partnership (signature of general partner required and all additional signatures required by Partnership Agreement)
_____7.	[ ] Trust (Trust must sign as follows: __________________ as trustee for ___________________, dated ______________________).
_____8.	[ ] Other Entities (signatures as required by applicable organization documents)

DATE:_______________________________________, 2010

PRINT NAME	PRINT NAME

SIGNATURE	SIGNATURE

EXHIBIT A

RISK FACTORS

You should carefully consider the risks and uncertainties described below and the other information in the Investment Memorandum dated January 2010 before deciding whether to invest in the Convertible Debt of Blackwater Midstream Corp.  The occurrence of any of the following risks could materially and adversely affect the Company’s business, financial condition and operating results.  In any such case, you may lose part or all of your investment.

Risks Inherent in the Company’s Business

The Company may not attain its projections if it is unable to obtain, on commercially acceptable terms, additional equity capital that it may require from time to time in the future to finance its acquisitions.
The proceeds of the current Convertible Debt offering are expected to be sufficient to sustain a cash flow positive operation. However, the Company needs additional capital to expand the business.  The Company does not currently have sufficient cash reserves or revenue from operations to do so.  Without additional capital the Company will not be able to acquire additional facilities.  The Company is unable to provide any assurance or guarantee that additional capital will be available when needed by the Company, or that such capital will be available under terms acceptable to the Company or on a timely basis.

The Company may be unable to compete successfully against existing and future competitors, which could harm its margins and its business.
The fuel and chemical storage business is highly competitive. The Company expects the competitive environment to continue in the future. The Company faces competition from a number of existing storage facilities. The Company believes that with relatively strong financial performance of fuel and related industries, this industry will continue to attract new competitors and encourage existing competitors to increase their involvement.

The Company can provide no assurance that it will be able to compete successfully against current or potential competitors.  Many of its current and potential competitors have longer operating histories, better brand recognition and significantly greater financial, technical and marketing resources than the Company.  Many of these competitors may have well-established relationships with customers and other key partners and can devote substantially more resources to marketing and sales.  As a result, they may be able to secure customers on more favorable terms. Larger competitors may enjoy significant competitive advantages that result from, among other things, a lower cost of capital and enhanced operating efficiencies. In addition, the number of entities and the amount of funds competing for customers may increase. This will result in reduced prices and increased cost of sales. The Company’s profitability may be reduced and you may experience a lower return on your investment.

The Company’s inability to retain its executive officers and other key personnel may harm its business and impede the implementation of its business strategy.
The Company’s future success depends to a significant degree on the skills, experience and efforts of its key management personnel.  The Company’s principal managers are Michael Suder, Dale Chatagnier and Frank Marrocco. The Company has executed five-year employment agreements with each of them and has granted them substantial equity incentives to remain with the Company.  However, it cannot guarantee that they will remain employees.  The loss of their services could harm the Company’s business and operations.  In addition, the Company has not obtained key person life insurance on any of its key employees as of the date of this memorandum.  If any executive officers or key employees left, died or was seriously injured and unable to work and the Company was unable to find a qualified replacement and/or to obtain adequate compensation for such loss, the Company may be unable to manage its business, which could harm its operating results and financial condition. However, the Company believes that qualified replacement personnel could be found to continue to execute the business plan.

The economic performance and value of the Company’s facility depend on many factors beyond its control.
The economic performance and value of the Company’s facility can be affected by many factors, including the following:

•	economic downturns and recessions;

•	declines in revenue due to loss of customers or reduced volume;

•	reduced demand in the surrounding geographic regions due to general economic conditions;

•	construction of competitive properties nearby and competition from other available facilities;

•	increased operating costs and expenses; and

•	availability of long term financing at reasonable rates.

The Company’s facility is subject to environmental laws and environmental risks.

Under various federal, state and local laws, ordinances and regulations, the Company is considered to be an owner or operator of real property or to have arranged for the disposal or treatment of hazardous or toxic substances. As a result, it could become liable for the costs of removal or remediation of certain hazardous substances released on or in its property. The Company could also be liable for other costs that relate to hazardous or toxic substances (including governmental fines and injuries to persons and property).  Many if not all of the chemicals and fuels the Company intends to store are considered to be hazardous materials.  Inadvertent releases or spills can subject the Company to costly remediation expenses and/or fines.

Risks Relating to This Offering
There is no guarantee that the Company will be able to make quarterly interest payments and/or repay the principal on the maturity date.
The Company will make every effort to make quarterly interest payments and to be able to repay the principal on maturity date. However, the risk factors outlines above are not under the control of the Company. Also, management might need to decide to defer interest payments for some time in the interest of the cash situation of the Company.

There is no guarantee that the assets owned by the Company are sufficient to cover the outstanding debt of the Company.
The assets of the Company are pledged against other debt. These debtors will be first in line to receive cash from a possible sale of assets in case of a liquidation of the Company. Although the total value of the assets has been appraised and as such is larger than the Company’s total debt position, there is no guarantee that in the event of a forced sale, the appraised value will be met by the market.

You may experience immediate and substantial dilution in the value of your Shares upon Conversion of debt following this offering.
Dependent upon the Company stock price when the Convertible Debt is converted to Shares, an Investor may experience immediate and substantial book value dilution, in that the price paid per Share may be substantially greater than the Company’s net tangible book value per share or the per share value of Company assets after subtracting liabilities.

Your ownership percentage will be diluted by future issuances of capital stock.
The Company’s business strategy requires it to raise additional equity capital through the sale of common stock or preferred stock, or the issuance of debt, which may be convertible into equity securities.  Your percentage of ownership will become diluted as the Company issues new shares of stock. The Company may issue common stock, convertible debt or common stock pursuant to a public offering or a private placement, upon exercise of warrants or options, or to sellers of properties it directly or indirectly acquires instead of, or in addition to, cash consideration. Investors receiving Shares by converting the debt in this offering and who do not participate in any future stock issues will experience dilution in the percentage of the issued and outstanding stock they own.

The conversion price of the Shares is arbitrary.
The conversion price of the Convertible Debt was arbitrarily determined by management of the Company, and bears no relationship to earnings, asset values, book value or any other recognized criteria of value.

Converted shares are restricted and transferability is limited.
 Upon optional conversion, the Shares are offered and sold pursuant to one or more exemptions from registration under the Securities Act of 1933 and without qualification or registration under the securities laws of the various states.  Consequently, the Shares that you would be purchasing are restricted and may not be sold, transferred or hypothecated without registration under the Securities Act of 1933 and applicable state laws or without an exemption from such registration or qualification.  The Shares you will receive will bear a legend restricting their transfer accordingly.